Exhibit 99.1

OTTAWA, August 4, 2016

Mitel Reports June Quarter Results

Revenues and EPS Exceed High-End of Guidance

•	GAAP revenues of $307 million, up 11% year-over-year
•	GAAP Gross Margins increased 200 basis points to 56.1%
•	Adjusted EBITDA of $46 million, up 43% year-over-year on a proforma basis

Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in real-time business, cloud and mobile communications, today announced financial results for the second quarter ended June 30, 2016.

“Strong execution across all segments enabled Mitel to deliver outstanding second quarter results that exceeded analyst consensus and beat the high-end of our guidance for non-GAAP revenues and non-GAAP earnings per share. These results, which came in the midst of intense M&A integration planning, speak volumes to the discipline, professionalism and focus of Mitel employees.” said Richard McBee, Chief Executive Officer. “We are especially pleased with the strong performance of our Enterprise Division which capitalized on our broad global portfolio and footprint to take market share.”

Financial Highlights

in millions (except per share data)	Q2 2016	Q2 2015
		Pro Forma		As Reported
		Constant Currency[1]	Historical Currency
Non-GAAP Revenues	$307.7	$298.4	$298.3	$292.3
Non-GAAP Net Income	$23.8	$14.2	$14.2	$21.4
Non-GAAP EPS[2]	$0.19	$0.11	$0.11	$0.18
Adjusted EBITDA[3]	$45.9	$32.2	$32.2	$40.6

	Q2 2016	Q2 2015
		Pro Forma		As Reported
in millions (except per share data)		Constant Currency[1]	Historical Currency
GAAP Revenues	$307.2	$282.9	$282.8	$276.9
GAAP Net Income (Loss)	$(10.8)	$(37.3)	$(37.3)	$(11.6)
GAAP EPS	$(0.09)	$(0.31)	$(0.31)	$(0.10)

1 – Constant currency estimates for Q2-2015 assumes the same foreign currency exchange rates as in Q2-2016.

2 – For a Reconciliation of Non-GAAP Net Income to Net Income (Loss) , please refer to the tables at the end of this release. See “Non-GAAP Financial Measurements” below.

3 – Adjusted EBITDA is defined as Net Income (Loss), adjusted for items as noted in the table included in this press release “Reconciliation of Net Income (Loss) to Adjusted EBITDA”. See “Non-GAAP Financial Measurements” below.

“Disciplined management of the business enabled us to convert a strong quarterly revenue performance into adjusted EBITDA that exceeded consensus and enabled us to further strengthen our capital structure, “ said Steve Spooner, Mitel’s Chief Financial Officer. “Since the beginning of the year we have paid down $65 million against our credit facility.”

Business Highlights

Cloud

•	Recurring cloud seats grew by 31,000 during the quarter, up from 18,000 seats added during Q1-2016, and now stand at 451,000 seats.

•	Expanded our channel into five new countries in Asia and Europe. This includes AINEO Networks, a leading provider of international communications systems in Japan, who will expand their iPBX Hosting solution with MiCloud.

Mobile

•	During the quarter, Mitel Mobile added 15 new technology footprint wins, bringing the total to 50. With 19 footprints in roll-out, the company exited the first half having exceeded its full year 2016 target for live technology footprints.

•	Strong bookings for the June quarter were up 27% year-over-year.

Enterprise

•	Mitel was again acknowledged as a Leader in the global enterprise Gartner Magic Quadrant for Unified Communication, representing the company’s second designation as a Gartner Magic Quadrant Leader this year.

•	According to the most recent market share information published by MZA Ltd., Mitel’s Enterprise Division continues to take share in key markets, including the Americas and Europe.

Business Outlook

Mitel has set the following financial performance guidance for the quarter ending September 30, 2016. Non-GAAP Revenues and non-GAAP Gross Margin % exclude the effect of purchase accounting adjustments.

Q3-2016 Guidance
Non-GAAP Revenues Non-GAAP Gross Margin % Adjusted EBITDA % Non-GAAP EPS	$275 million to $295 million 54.0% to 56.0% 11.0% to 13.0% $0.10 to $0.15

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the second quarter ended June 30, 2016. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. The live webcast will be accessible on Mitel’s investor relations website at www.mitel.com. It will be archived and available on this site for replay on Thursday, August 4, 2016 after 12:00 p.m. ET. We have also provided a slide deck to help illustrate our financial results. It has been posted on www.mitel.com. Our Form 10-Q is expected to be filed with the SEC by end of day on Thursday, August 4, 2016 and will include our complete financial results for the June 2016 quarter.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP EPS (earning per share), non-GAAP revenues and non-GAAP gross margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. “As reported” results in this release and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but generally adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to this release as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on February 29, 2016. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections and 2 billion mobile subscribers every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries, and 130 mobile service providers including 15 of the top 20 mobile carriers in the world. That makes us unique, and the only company able to provide a bridge between enterprise and mobile customers. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Media and Industry Analysts – Americas Amy MacLeod 613-691-3317 amy.macleod@mitel.com	Media – EMEA/AP Duncan Miller +44 (0) 1291 612 646 duncan.miller@mitel.com

Investors

Michael McCarthy

469-574-8134

michael.mccarthy@mitel.com

	CY15	CY15	CY15	CY15	CY16	CY16
	Q1	Q2	Q3	Q4	Q1	Q2
Total Cloud Seats	1,375,635	1,611,172	1,763,857	1,929,882	2,194,040	2,468,791
Recurring Cloud Seats	304,956	329,620	370,093	401,737	419,766	450,856
Retail Cloud Monthly ARPU	$50	$49	$49	$49	$50	$50
Retail Cloud Avg Seats per Customer	39	38	39	39	37	37
Retail Cloud Monthly Customer Churn	0.8%	0.7%	0.9%	0.7%	0.6%	0.7%

MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$61.2	$91.6
Accounts receivable	258.3	290.2
Sales-type lease receivables	8.7	12.6
Inventories	91.6	92.8
Other current assets	87.4	75.4

	507.2	562.6
Non-current portion of sales-type lease receivables	17.9	17.0
Deferred tax asset	174.9	159.4
Property and equipment	52.5	54.7
Identifiable intangible assets	353.4	389.9
Goodwill	658.6	658.6
Other non-current assets	10.5	10.5

	$1,775.0	$1,852.7

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$266.7	$249.4
Current portion of deferred revenue	105.1	112.3
Current portion of long-term debt	5.2	11.7

	377.0	373.4
Long-term debt	590.7	633.6
Long-term portion of deferred revenue	36.9	40.1
Deferred tax liability	19.8	28.2
Pension liability	150.8	126.6
Other non-current liabilities	33.9	35.8

	1,209.1	1,237.7
Shareholders’ equity	565.9	615.0

	$1,775.0	$1,852.7

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2016	US GAAP As Reported Quarter Ended June 30, 2015	Proforma Quarter Ended June 30, 2015
Non-GAAP Revenues	$307.7	$292.3	$298.3
Less: Purchase accounting revenue adjustments	(0.5)	(15.4)	(15.5)

Total Revenues	307.2	276.9	282.8

Non-GAAP Cost of Revenues	135.0	135.7	139.7
Less: Purchase accounting cost of revenue adjustments	—	(8.5)	(8.5)

Total Cost of revenues	135.0	127.2	131.2

Non-GAAP Gross Margin	172.7	156.6	158.6
Less: Purchase accounting gross margin adjustments	(0.5)	(6.9)	(7.0)

Total Gross margin	172.2	149.7	151.6

Expenses:
Selling, general and administrative	96.4	91.8	99.6
Research and development	40.6	34.0	38.2
Special charges and restructuring costs	25.3	14.3	27.1
Amortization of acquisition-related intangible assets	18.1	19.4	22.0

	180.4	159.5	186.9

Operating loss	(8.2)	(9.8)	(35.3)
Interest expense	(9.8)	(7.8)	(7.9)
Debt retirement and other debt costs	(0.4)	(8.4)	(9.0)
Other income	1.4	5.1	5.7

Loss from operations, before income taxes	(17.0)	(20.9)	(46.5)
Current income tax recovery (expense)	(1.1)	(5.5)	(5.6)
Deferred income tax recovery (expense)	7.3	14.8	14.8

Net loss	$(10.8)	$(11.6)	$(37.3)

Non-GAAP measures:
Adjusted EBITDA	$45.9	$40.6	$32.2
Non-GAAP net income	$23.8	$21.4	$14.2

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2016	US GAAP As Reported Six Months Ended June 30, 2015	Proforma Six Months Ended June 30, 2015
Non-GAAP Revenues	$584.5	$541.2	$575.5
Less: Purchase accounting revenue adjustments	(1.2)	(16.2)	(18.5)

Total Revenues	583.3	525.0	557.0

Non-GAAP Cost of Revenues	263.3	253.4	272.0
Less: Purchase accounting cost of revenue adjustments	—	(8.5)	(8.5)

Total Cost of revenues	263.3	244.9	263.5

Non-GAAP Gross Margin	321.2	287.8	303.5
Less: Purchase accounting gross margin adjustments	(1.2)	(7.7)	(10.0)

Total Gross margin	320.0	280.1	293.5

Expenses:
Selling, general and administrative	193.6	173.4	199.4
Research and development	77.4	60.9	75.7
Special charges and restructuring costs	41.1	27.3	44.0
Amortization of acquisition-related intangible assets	37.0	33.5	44.0

	349.1	295.1	363.1

Operating loss	(29.1)	(15.0)	(69.6)
Interest expense	(19.8)	(12.4)	(13.0)
Debt retirement and other debt costs	(1.7)	(9.1)	(9.7)
Other income	0.7	20.5	18.4

Loss from operations, before income taxes	(49.9)	(16.0)	(73.9)
Current income tax recovery (expense)	(3.2)	(6.0)	(7.2)
Deferred income tax recovery (expense)	19.9	15.7	15.7

Net loss	$(33.2)	$(6.3)	$(65.4)

Non-GAAP measures:
Adjusted EBITDA	$71.5	$71.0	$50.1
Non-GAAP net income	$31.1	$37.9	$19.4

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended June 30, 2016	As Reported Quarter Ended June 30, 2015
Cash provided by (used in):
Net cash used in operating activities	$(4.0)	$(1.9)
Net cash used in investing activities	(2.3)	(349.9)
Net cash provide by (used in) financing activities	(13.9)	325.3
Effect of exchange rate changes on cash balances	(2.0)	1.7

Net decrease in cash and cash equivalents	(22.2)	(24.8)
Cash and cash equivalents, beginning of period	83.4	100.8

Cash and cash equivalents, end of period	$61.2	$76.0

Additional information on capital expenditures:
Capital expenditures acquired with cash	$2.3	$6.2
Capital expenditures financed through capital leases	1.6	0.3

Total capital expenditures	$3.9	$6.5

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Six Months Ended June 30, 2016	As Reported Six Months Ended June 30, 2015
Cash provided by (used in):
Net cash provided by operating activities	$32.8	$19.2
Net cash used in investing activities	(7.3)	(351.0)
Net cash provided by (used in) financing activities	(54.9)	299.0
Effect of exchange rate changes on cash balances	(1.0)	(2.5)

Net decrease in cash and cash equivalents	(30.4)	(35.3)
Cash and cash equivalents, beginning of period	91.6	111.3

Cash and cash equivalents, end of period	$61.2	$76.0

Additional information on capital expenditures:
Capital expenditures acquired with cash	$7.3	$7.3
Capital expenditures financed through capital leases	3.9	1.8

Total capital expenditures	$11.2	$9.1

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended June 30, 2016
	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$137.8	$15.8	$33.0	$186.6
Recurring	49.3	29.6	8.8	87.7
Services	27.3	0.5	5.6	33.4

Non-GAAP Revenues	214.4	45.9	47.4	307.7
Purchase accounting adjustments	—	—	(0.5)	(0.5)

Total revenues	$214.4	$45.9	$46.9	$307.2

Gross margin
Product	$78.6	$9.5	$23.5	$111.6
Recurring	30.4	14.2	3.1	47.7
Services	10.4	0.1	2.9	13.4

Non-GAAP Gross Margin	119.4	23.8	29.5	172.7
Purchase accounting adjustments	—	—	(0.5)	(0.5)

Total gross margin	$119.4	$23.8	$29.0	$172.2

Selling, General and Administrative	$67.7	$16.4	$12.3	$96.4
Research and Development	19.9	6.6	14.1	40.6

Segment income	$31.8	$0.8	$2.6	$35.2

Other information
Depreciation and amortization	$3.6	$0.8	$1.9	$6.3
Stock-based compensation	$2.7	$0.5	$0.7	$3.9
Adjusted EBITDA	$38.1	$2.1	$5.7	$45.9

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Six Months Ended June 30, 2016
	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$256.8	$31.8	$62.3	$350.9
Recurring	96.3	59.1	18.2	173.6
Services	48.5	0.8	10.7	60.0

Non-GAAP Revenues	401.6	91.7	91.2	584.5
Purchase accounting adjustments	—	—	(1.2)	(1.2)

Total revenues	$401.6	$91.7	$90.0	$583.3

Gross margin
Product	$145.3	$19.5	$40.1	$204.9
Recurring	57.2	28.7	8.6	94.5
Services	16.1	0.2	5.5	21.8

Non-GAAP Gross Margin	218.6	48.4	54.2	321.2
Purchase accounting adjustments	—	—	(1.2)	(1.2)

Total gross margin	$218.6	$48.4	$53.0	$320.0

Selling, General and Administrative	$135.8	$31.5	$26.3	$193.6
Research and Development	38.5	13.2	25.7	77.4
Other income	(0.2)	(0.1)	—	(0.3)

Segment income	$44.5	$3.8	$1.0	$49.3

Other information
Depreciation and amortization	$7.5	$1.6	$3.7	$12.8
Stock-based compensation	$5.7	$1.0	$1.5	$8.2
Adjusted EBITDA	$57.7	$6.4	$7.4	$71.5

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended June 30, 2015				Proforma Quarter Ended June 30, 2015
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$146.8	$11.4	$23.1	$181.3	$146.8	$11.4	$24.6	$182.8
Recurring	47.6	25.3	6.4	79.3	47.6	25.3	9.5	82.4
Services	21.6	0.5	9.6	31.7	21.6	0.5	11.0	33.1

Non-GAAP Revenues	216.0	37.2	39.1	292.3	216.0	37.2	45.1	298.3
Purchase accounting adjustments	(0.8)	—	(14.6)	(15.4)	(0.8)	—	(14.7)	(15.5)

Total revenues	$215.2	$37.2	$24.5	$276.9	$215.2	$37.2	$30.4	$282.8

Gross margin
Product	$83.0	$6.1	$11.9	$101.0	$83.0	$6.1	$13.3	$102.4
Recurring	26.9	12.1	2.6	41.6	26.9	12.1	3.9	42.9
Services	8.0	0.3	5.7	14.0	8.0	0.3	5.0	13.3

Non-GAAP Gross Margin	117.9	18.5	20.2	156.6	117.9	18.5	22.2	158.6
Purchase accounting adjustments	(0.8)	—	(6.1)	(6.9)	(0.8)	—	(6.2)	(7.0)

Total gross margin	$117.1	$18.5	$14.1	$149.7	$117.1	$18.5	$16.0	$151.6

Selling, General and Administrative	$69.4	$13.4	$9.0	$91.8	$69.4	$13.4	$16.8	$99.6
Research and Development	20.9	5.4	7.7	34.0	20.9	5.4	11.9	38.2
Other income	(0.3)	(0.1)	—	(0.4)	(0.3)	(0.1)	—	(0.4)

Segment income (loss)	$27.1	$(0.2)	$(2.6)	$24.3	$27.1	$(0.2)	$(12.7)	$14.2

Other information
Depreciation and amortization	$4.4	$0.7	$1.0	$6.1	$4.4	$0.7	$1.4	$6.5
Stock-based compensation	$2.5	$0.4	$0.4	$3.3	$2.5	$0.4	$1.6	$4.5
Adjusted EBITDA	$34.8	$0.9	$4.9	$40.6	$34.8	$0.9	$(3.5)	$32.2

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Six Months Ended June 30, 2015				Proforma Six Months Ended June 30, 2015
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$292.1	$22.0	$23.1	$337.2	$292.1	$22.0	$37.9	$352.0
Recurring	96.2	48.6	6.4	151.2	96.2	48.6	19.2	164.0
Services	42.0	1.2	9.6	52.8	42.0	1.2	16.3	59.5

Non-GAAP Revenues	430.3	71.8	39.1	541.2	430.3	71.8	73.4	575.5
Purchase accounting adjustments	(1.6)	—	(14.6)	(16.2)	(1.6)	—	(16.9)	(18.5)

Total revenues	$428.7	$71.8	$24.5	$525.0	$428.7	$71.8	$56.5	$557.0

Gross margin
Product	$164.1	$11.7	$11.9	$187.7	$164.1	$11.7	$22.8	$198.6
Recurring	53.8	23.1	2.6	79.5	53.8	23.1	8.0	84.9
Services	14.2	0.7	5.7	20.6	14.2	0.7	5.1	20.0

Non-GAAP Gross Margin	232.1	35.5	20.2	287.8	232.1	35.5	35.9	303.5
Purchase accounting adjustments	(1.6)	—	(6.1)	(7.7)	(1.6)	—	(8.4)	(10.0)

Total gross margin	$230.5	$35.5	$14.1	$280.1	$230.5	$35.5	$27.5	$293.5

Selling, General and Administrative	$137.9	$26.5	$9.0	$173.4	$137.9	$26.5	$35.0	$199.4
Research and Development	42.2	11.0	7.7	60.9	42.2	11.0	22.5	75.7
Other income	(0.9)	(0.2)	—	(1.1)	(0.9)	(0.2)	—	(1.1)

Segment income (loss)	$51.3	$(1.8)	$(2.6)	$46.9	$51.3	$(1.8)	$(30.0)	$19.5

Other information
Depreciation and amortization	$8.9	$1.4	$1.0	$11.3	$8.9	$1.4	$2.5	$12.8
Stock-based compensation	$4.0	$0.7	$0.4	$5.1	$4.0	$0.7	$3.1	$7.8
Adjusted EBITDA	$65.8	$0.3	$4.9	$71.0	$65.8	$0.3	$(16.0)	$50.1

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2016	US GAAP As Reported Quarter Ended June 30, 2015	Proforma Quarter Ended June 30, 2015
Net loss	$(10.8)	$(11.6)	$(37.3)
Adjustments:
Interest expense	9.8	7.8	7.9
Income tax expense (recovery)	(6.2)	(9.3)	(9.2)
Amortization and depreciation	24.4	25.5	28.5
Foreign exchange gain	(1.4)	(4.7)	(5.3)
Special charges and restructuring costs	25.3	14.3	27.1
Stock-based compensation	3.9	3.3	4.5
Debt retirement costs	0.4	8.4	9.0
Purchase accounting adjustments	0.5	6.9	7.0

Adjusted EBITDA	$45.9	$40.6	$32.2

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2016	US GAAP As Reported Six Months Ended June 30, 2015	Proforma Six Months Ended June 30, 2015
Net loss	$(33.2)	$(6.3)	$(65.4)
Adjustments:
Interest expense	19.8	12.4	13.0
Income tax expense (recovery)	(16.7)	(9.7)	(8.5)
Amortization and depreciation	49.8	44.8	56.8
Foreign exchange gain	(0.4)	(19.4)	(17.3)
Special charges and restructuring costs	41.1	27.3	44.0
Stock-based compensation	8.2	5.1	7.8
Debt retirement costs	1.7	9.1	9.7
Purchase accounting adjustments	1.2	7.7	10.0

Adjusted EBITDA	$71.5	$71.0	$50.1

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2016	US GAAP As Reported Quarter Ended June 30, 2015	Proforma Quarter Ended June 30, 2015
Net loss	$(10.8)	$(11.6)	$(37.3)
Income tax expense (recovery)	(6.2)	(9.3)	(9.2)

Net loss, before income taxes	(17.0)	(20.9)	(46.5)

Adjustments:
Foreign exchange gain	(1.4)	(4.7)	(5.3)
Special charges and restructuring costs	25.3	14.3	27.1
Stock-based compensation	3.9	3.3	4.5
Amortization of acquisition-related intangibles assets	18.1	19.4	22.0
Debt retirement costs	0.4	8.4	9.0
Purchase accounting adjustments	0.5	6.9	7.0

Non-GAAP net income, before income taxes	29.8	26.7	17.8
Non-GAAP tax expense(1)	(6.0)	(5.3)	(3.6)

Non-GAAP net income	$23.8	$21.4	$14.2

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.19	$0.18	$0.11
Non-GAAP weighted-average number of common shares outstanding (in millions):	125.4	118.1	124.7

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 20%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2016	US GAAP As Reported Six Months Ended June 30, 2015	Proforma Six Months Ended June 30, 2015
Net loss	$(33.2)	$(6.3)	$(65.4)
Income tax expense (recovery)	(16.7)	(9.7)	(8.5)

Net loss, before income taxes	(49.9)	(16.0)	(73.9)

Adjustments:
Foreign exchange gain	(0.4)	(19.4)	(17.3)
Special charges and restructuring costs	41.1	27.3	44.0
Stock-based compensation	8.2	5.1	7.8
Amortization of acquisition-related intangibles assets	37.0	33.5	44.0
Debt retirement costs	1.7	9.1	9.7
Purchase accounting adjustments	1.2	7.7	10.0

Non-GAAP net income, before income taxes	38.9	47.3	24.3
Non-GAAP tax expense(1)	(7.8)	(9.4)	(4.9)

Non-GAAP net income	$31.1	$37.9	$19.4

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.25	$0.34	$0.16
Non-GAAP weighted-average number of common shares outstanding (in millions):	125.2	111.5	124.6

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 20%.